Exhibit 99.2


                                                           EXHIBIT D TO THE PLAN




                         CONGOLEUM PLAN TRUST AGREEMENT





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                                                           EXHIBIT D TO THE PLAN

                         CONGOLEUM PLAN TRUST AGREEMENT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1 AGREEMENT OF TRUST...................................................2

   1.1   Creation and Name.....................................................2

   1.2   Purpose...............................................................2

   1.3   Transfer of Assets....................................................2

   1.4   Acceptance of Assets and Assumption of Liabilities....................2

SECTION 2 POWERS AND TRUST ADMINISTRATION......................................4

   2.1   Powers................................................................4

   2.2   General Administration................................................6

   2.3   Claims Administration.................................................9

SECTION 3 ACCOUNTS, INVESTMENTS, AND PAYMENTS..................................9

   3.1   Accounts..............................................................9

   3.2   Plan Trust Disputed Claims Reserve....................................9

   3.3   Investments..........................................................10

   3.4   Source of Payments...................................................12

SECTION 4 PLAN TRUSTEES.......................................................14

   4.1   Number...............................................................14

   4.2   Term of Service......................................................14

   4.3   Appointment of Successor Trustees....................................14

   4.4   Liability of Plan Trustees, Officers and Employees...................15

   4.5   Compensation and Expenses of Plan Trustees...........................15

   4.6   Indemnification of Plan Trustees and Additional Indemnitees..........15

   4.7   Plan Trustees' Lien..................................................16

   4.8   Plan Trustees' Employment of Experts.................................16

   4.9   Plan Trustees' Independence..........................................16

   4.10  Bond.................................................................16

SECTION 5 PLAN TRUST ADVISORY COMMITTEE.......................................16

   5.1   Members..............................................................16

   5.2   Duties...............................................................16

   5.3   Consent of TAC With Respect to Pre-Petition Settlement Agreements....17


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   5.4   Term of Office.......................................................17

   5.5   Appointment of Successor.............................................17

   5.6   TAC's Employment of Professionals....................................18

   5.7   Compensation and Expenses of the TAC.................................18

   5.8   Procedures for Consultation With and Obtaining the Consent of
         the TAC..............................................................19

SECTION 6 THE FUTURES REPRESENTATIVE..........................................20

   6.1   Duties...............................................................20

   6.2   Term of Office.......................................................20

   6.3   Appointment of Successor.............................................20

   6.4   Futures Representative's Employment of Professionals.................20

   6.5   Compensation and Expenses of the Futures Representative..............21

   6.6   Procedures for Consultation with and Obtaining the Consent of the
         Futures Representative...............................................22

SECTION 7 GENERAL PROVISIONS..................................................23

   7.1   Irrevocability.......................................................23

   7.2   Termination..........................................................23

   7.3   Amendments...........................................................24

   7.4   Meetings.............................................................24

   7.5   Severability.........................................................24

   7.6   Notices..............................................................24

   7.7   Successors and Assigns...............................................26

   7.8   Limitation on Claim Interests for Securities Laws Purposes...........26

   7.9   Entire Agreement; No Waiver..........................................26

   7.10  Headings.............................................................26

   7.11  Governing Law........................................................26

   7.12  Settlor Representative and Cooperation...............................26

   7.13  Dispute Resolution...................................................26

   7.14  Enforcement and Administration.......................................27

   7.15  Effectiveness........................................................27

   7.16  Counterpart Signatures...............................................27


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                                                           EXHIBIT D TO THE PLAN

                         CONGOLEUM PLAN TRUST AGREEMENT

      This Congoleum Plan Trust Agreement (this "Plan Trust Agreement"), dated the date set forth on the signature page hereof and effective as of the Effective Date, is entered into by Congoleum Corporation, Congoleum Sales, Inc., and Congoleum Fiscal, Inc. (collectively referred to as the "Debtors," "Congoleum," or the "Settlors"), the debtors and debtors-in-possession in Case No. 03-51524 in the United States Bankruptcy Court for the District of New Jersey; the Futures Representative; the Asbestos Claimants Committee ("ACC"); the Plan Trustees and the members of the Trust Advisory Committee ("TAC") identified on the signature page hereof and appointed at Confirmation pursuant to the Eighth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of March 17, 2006 (the "Plan"), as such Plan may be amended, modified or supplemented from time to time. All capitalized terms not otherwise defined herein shall have their respective meanings as set forth in the Plan, and such definitions are incorporated herein by reference. All capitalized terms not defined herein or defined in the Plan, but defined in the Bankruptcy Code or Bankruptcy Rules, shall have the meanings ascribed to them by the Bankruptcy Code and Bankruptcy Rules, and such definitions are incorporated herein by reference.

      WHEREAS, at the time of the entry of the order for relief in the Chapter 11 case, Congoleum was named as a defendant in actions seeking recovery for damages allegedly caused by the presence of or exposure to asbestos or asbestos-containing products for which Congoleum, its predecessors, successors and assigns have legal liability ("Plan Trust Asbestos Claims" as defined in the Plan); and

      WHEREAS, Congoleum has reorganized under the provisions of Chapter 11 of the Bankruptcy Code in a case pending in the United States Bankruptcy Court for the District of New Jersey, known as In re Congoleum Corporation et al., Debtors, Case No. 03-51524; and

      WHEREAS, the Plan has been confirmed by the Bankruptcy Court; and

      WHEREAS, the Plan provides, inter alia, for the creation of the Plan Trust; and

      WHEREAS, pursuant to the Plan, the Plan Trust is to use its assets and income to satisfy all Plan Trust Asbestos Claims; and

      WHEREAS, it is the intent of Congoleum, the Plan Trustees, the ACC, the TAC, and the Futures Representative that the Plan Trust be administered, maintained, and operated at all times through mechanisms that provide reasonable assurance that the Plan Trust will satisfy all Plan Trust Asbestos Claims pursuant to this Plan Trust Agreement and the TDP that is attached hereto as Exhibit A in substantially the same manner, and in strict compliance with the terms of this Plan Trust Agreement; and

      WHEREAS, pursuant to the Plan, the Plan Trust is intended to qualify as a "qualified settlement fund" within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the Internal Revenue Code ("IRC"); and


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                                                           EXHIBIT D TO THE PLAN

      WHEREAS, the Bankruptcy Court has determined that the Plan Trust and the Plan satisfy all the prerequisites for an injunction pursuant to section 524(g) of the Bankruptcy Code, and such injunction has been entered in connection with the Confirmation Order;

      NOW, THEREFORE, it is hereby agreed as follows:

                                   SECTION 1

                               AGREEMENT OF TRUST

      1.1 Creation and Name. The Debtors as Settlors hereby create a trust known as the "Congoleum Plan Trust," which is the Plan Trust provided for and referred to in the Plan. The Plan Trustees may transact the business and affairs of the Plan Trust in the name of the Plan Trust.

      1.2 Purpose. The purpose of the Plan Trust is to assume the liabilities of Congoleum, its predecessors and successors in interest, for all Plan Trust Asbestos Claims, and to use the Plan Trust's assets and income to pay the holders of all Plan Trust Asbestos Claims in accordance with this Plan Trust Agreement and the TDP in such a way that such holders of Plan Trust Asbestos Claims are treated fairly, equitably and reasonably in light of the limited assets available to satisfy such claims, and to otherwise comply in all respects with the requirements of a trust set forth in section 524(g)(2)(B) of the Bankruptcy Code. All Plan Trust Asbestos Claims (other than the Asbestos Property Damage Claims and the ABI Asbestos Personal Injury Indemnity Claims) shall be determined, liquidated, and paid pursuant to this Plan Trust Agreement and the TDP. Asbestos Property Damage Claims shall be determined pursuant to the Plan and paid, if Allowed, pursuant to this Plan Trust Agreement. The ABI Asbestos Personal Injury Indemnity Claims shall be determined and liquidated pursuant to the Plan, and paid, if Allowed, pursuant to the Plan and the TDP. In addition, the Plan Trust shall prosecute, settle and manage the disposition of the Asbestos In-Place Insurance Coverage and prosecute, settle and manage Asbestos Insurance Actions and Direct Actions.

      1.3 Transfer of Assets. Pursuant to the Plan, the Plan Trust Assets have been transferred and assigned to the Plan Trust to settle and discharge all Plan Trust Asbestos Claims. Any insurance proceeds subject to the Security Agreement and/or the Collateral Trust Agreement are transferred and assigned to and assumed by the Plan Trust subject to any lien and/or security interests reflected in such agreements, in the event that such Agreements are found valid, enforceable and unavoidable by a final nonappealable order of a court of competent jurisdiction, or by a settlement agreement approved by the Bankruptcy Court. Pursuant to the Plan, Reorganized Congoleum and others may also transfer and assign additional assets to the Plan Trust from time to time. In all events, such assets will be transferred to the Plan Trust free and clear of any liens or other claims by Congoleum, Reorganized Congoleum, any creditor, or other entity. Congoleum, Reorganized Congoleum, and any other transferors shall also execute and deliver such documents to the Plan Trust as the Plan Trustees reasonably request to transfer and assign the Plan Trust Assets to the Plan Trust.

      1.4 Acceptance of Assets and Assumption of Liabilities.


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                                                           EXHIBIT D TO THE PLAN

      (a) In furtherance of the purposes of the Plan Trust, the Plan Trustees, on behalf of the Plan Trust, hereby expressly accept the transfer and assignment to the Plan Trust of the Plan Trust Assets in the time and manner as contemplated in the Plan Documents.

      (b) In furtherance of the purposes of the Plan Trust, the Plan Trustees, on behalf of the Plan Trust, expressly assume all liabilities, obligations and responsibilities relating to all Plan Trust Asbestos Claims and Asbestos Expenses. Except as otherwise provided in this Plan Trust Agreement and the TDP, the Plan Trust shall have all defenses, cross-claims, offsets, and recoupments, as well as rights of indemnification, contribution, subrogation, and similar rights, regarding such claims that Congoleum or Reorganized Congoleum has or would have had under applicable law. Regardless of the foregoing, however, a claimant must meet otherwise applicable federal, state and foreign statutes of limitations and repose, except that a claimant may establish that such statutes were tolled pursuant to a pre-petition settlement agreement with Congoleum, or otherwise by operation of law.

      (c) No provision herein or in the TDP shall be construed to mandate distributions on any claims or other actions that would contravene the Plan Trust's compliance with the requirements of a qualified settlement fund within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the IRC.

      (d) The Plan Trust shall indemnify, defend and hold harmless each of the Debtors, the Reorganized Debtors and their past, present and future Representatives for any expenses, costs and fees (including reasonable attorneys' fees and costs, but excluding any such expenses, costs and fees incurred prior to the Effective Date), judgments, settlements or other liabilities arising from or incurred in connection with, any Plan Trust Asbestos Claim, including but not limited to indemnification or contribution for Plan Trust Asbestos Claims prosecuted against the Reorganized Debtors after the Effective Date but excluding (i) any amounts paid prior to or on the Effective Date by the Debtors or their past or present Representatives, (ii) any amounts paid or incurred by any Reorganized Debtor or its Representatives, whether before or after the Effective Date, in connection with defending, objecting to, or otherwise related to any proceedings to determine whether an Asbestos Property Damage Claim is or should be Allowed and (iii) any amounts paid or incurred by any Reorganized Debtor or its Representatives after the Effective Date in connection with a proceeding under Section 7.5 of the Plan. Notwithstanding anything in this Section 1.4 to the contrary, the Plan Trust shall reimburse and pay promptly the Reorganized Debtors, from the proceeds of Asbestos Insurance Action Recoveries, for Coverage Costs and the Claims Handling Fee to the extent that such Coverage Costs and Claims Handling Fee have not been reimbursed or paid to the Debtors or Reorganized Debtors, as applicable, from Asbestos Insurance Action Recoveries received on or after the Petition Date. - Asbestos Insurance Action Recoveries shall not be reserved for the payment of Coverage Costs not yet incurred or not yet payable under the terms of this
Section 1.4(d). - Coverage Costs shall be paid out of any Asbestos Insurance Action Recoveries after the date when such Coverage Costs are or become payable hereunder.

      (e) Nothing in this Plan Trust Agreement shall be construed in any way to limit the scope, enforceability, or effectiveness of the Injunctions issued in connection with the Plan or the Plan Trust's assumption of all liability for Plan Trust Asbestos Claims, subject to the provisions of Section 1.4(b) above.


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                                   SECTION 2

                         POWERS AND TRUST ADMINISTRATION

      2.1 Powers.

      (a) The Plan Trustees are and shall act as the fiduciaries to the Plan Trust in accordance with the provisions of this Plan Trust Agreement and the Plan. The Plan Trustees shall, at all times, administer the Plan Trust and the Plan Trust Assets in accordance with the purposes set forth in Section 1.2 above. Subject to the limitations set forth in this Plan Trust Agreement, the Plan Trustees shall have the power to take any and all actions that, in the judgment of the Plan Trustees, are necessary or proper to fulfill the purposes of the Plan Trust, including, without limitation, each power expressly granted in this Section 2.1, any power reasonably incidental thereto, and any trust power now or hereafter permitted under the laws of the State of New Jersey.

      (b) Except as required by applicable law or otherwise specified herein, the Plan Trustees need not obtain the order or approval of any court in the exercise of any power or discretion conferred hereunder.

      (c) Without limiting the generality of Section 2.1(a) above, and except as limited below, the Plan Trustees shall have the power to:

            (i) receive and hold the Plan Trust assets, vote the New Class A Common Stock, and exercise all rights with respect to, and sell, any securities issued by Reorganized Congoleum that are included in the Plan Trust assets, subject to any restrictions set forth in the Amended and Restated Certificate of Incorporation of Reorganized Congoleum;

            (ii) invest the monies held from time to time by the Plan Trust;

            (iii) sell, transfer, or exchange any or all of the Plan Trust Assets at such prices and upon such terms as the Plan Trustees may consider proper, consistent with the other terms of this Plan Trust Agreement;

            (iv) enter into leasing and financing agreements with third parties to the extent such agreements are reasonably necessary to permit the Plan Trust to operate;

            (v) pay liabilities and expenses of the Plan Trust, including, but not limited to, Plan Trust Expenses;

            (vi) establish such funds, reserves and accounts within the Plan Trust estate, as deemed by the Plan Trustees to be useful in carrying out the purposes of the Plan Trust;

            (vii) sue and be sued and participate, as a party or otherwise, in any judicial, administrative, arbitrative, or other proceeding;


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            (viii) establish, supervise and administer the Plan Trust in accordance with the TDP and the terms thereof;

            (ix) appoint such officers and hire such employees and engage such legal, financial, accounting, investment, auditing and forecasting, and other consultants and agents as the business of the Plan Trust requires, and delegate to such persons such powers and authorities as the fiduciary duties of the Plan Trustees permit and as the Plan Trustees, in their discretion, deem advisable or necessary in order to carry out the terms of the Plan Trust;

            (x) pay employees, legal, financial, accounting, investment, auditing, and forecasting, and other consultants, advisors, and agents, including those engaged by the Plan Trust in connection with its alternative dispute resolution activities, reasonable compensation;

            (xi) compensate the Plan Trustees, the TAC members, and the Futures Representative as provided below, and their employees, legal, financial, accounting, investment and other advisors, consultants, independent contractors, and agents, and reimburse the Plan Trustees, the TAC members and the Futures Representative all reasonable out-of-pocket costs and expenses incurred by such persons in connection with the performance of their duties hereunder;

            (xii) execute and deliver such instruments as the Plan Trustees consider proper in administering the Plan Trust;

            (xiii)enter into such other arrangements with third parties as are deemed by the Plan Trustees to be useful in carrying out the purposes of the Plan Trust, provided such arrangements do not conflict with any other provision of this Plan Trust Agreement;

            (xiv) in accordance with Section 4.6 below, defend, indemnify and hold harmless (and purchase insurance indemnifying) (A) the Plan Trustees and (B) the TAC, the Futures Representative, the officers and employees of the Plan Trust, and any agents, advisors and consultants of the Plan Trust, the TAC or the Futures Representative (the "Additional Indemnitees"), to the fullest extent that a corporation or trust organized under the law of the Plan Trust's situs is from time to time entitled to indemnify and/or insure its directors, trustees, officers, employees, agents, and representatives;

            (xv) indemnify the Entities to be indemnified in accordance with
      Section 1.4 and Section 4.6 and purchase insurance or make other such arrangements for the Plan Trust and those Entities for whom the Plan Trust has an indemnification obligation hereunder;

            (xvi) delegate any or all of the authority herein conferred with respect to the investment of all or any portion of the Plan Trust Assets to any one or more reputable individuals or recognized institutional investment advisors or investment managers without liability for any action taken or omission made because of any such delegation, except as provided in Section 4.4 below;


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            (xvii)consult with Reorganized Congoleum, the TAC and the Futures
      Representative at such times and with respect to such issues relating to the conduct of the Plan Trust as the Plan Trustees consider desirable; and

            (xviii) make, pursue (by litigation or otherwise), collect, compromise or settle, in the name of the Plan Trust or the name of Reorganized Congoleum, any claim, right, action, or cause of action included in the Plan Trust Assets, including, but not limited to, insurance recoveries, before any court of competent jurisdiction; provided that settlement of actions before the Bankruptcy Court require the approval of the Bankruptcy Court after notice to Reorganized Congoleum.

      (d) The Plan Trustees shall not have the power to guarantee any debt of other persons.

      (e) The Plan Trustees shall give the TAC, the Futures Representative and Reorganized Congoleum prompt notice of any act performed or taken pursuant to Sections 2.1(c)(i), (iii), (vii), or (xv) above, and any act proposed to be performed or taken pursuant to Section 2.2(f) below.

      2.2 General Administration.

      (a) The Plan Trustees shall adopt and act in accordance with the Plan Trust Bylaws. To the extent not inconsistent with the terms of this Plan Trust Agreement, the Plan Trust Bylaws shall govern the affairs of the Plan Trust. In the event of an inconsistency between the Plan Trust Bylaws and this Plan Trust Agreement, this Plan Trust Agreement shall govern.

      (b) The Plan Trustees shall (i) timely file such income tax and other returns and statements and shall timely pay all taxes required to be paid, (ii) comply with all withholding obligations, as required under the applicable provisions of the IRC and of any state law and the regulations promulgated thereunder, (iii) meet without limitation all requirements necessary to qualify and maintain qualification of the Plan Trust as a qualified settlement fund within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the IRC, and (iv) take no action that could cause the Plan Trust to fail to qualify as a qualified settlement fund within the meaning of section 1.468B-1 et seq. of the Treasury Regulations promulgated under section 468B of the IRC.

      (c) The Plan Trustees shall timely account to the Bankruptcy Court as follows:

            (i) The Plan Trustees shall cause to be prepared and filed with the Bankruptcy Court, as soon as available, and in any event within one hundred and twenty (120) days following the end of each fiscal year, an annual report containing financial statements of the Plan Trust (including, without limitation, a balance sheet of the Plan Trust as of the end of such fiscal year and a statement of operations for such fiscal year) audited by a firm of independent certified public accountants selected by the Plan Trustees and accompanied by an opinion of such firm as to the fairness of the financial statements' presentation of the cash and investments available for the payment of Plan Trust Asbestos Claims and as to the conformity of the financial statements with generally accepted accounting principles. The Plan Trustees shall provide a copy of such report to the TAC, the Futures Representative, and Reorganized Congoleum when such reports are filed with the Bankruptcy Court.


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            (ii) Simultaneously with delivery of each set of financial statements referred to in Section 2.2(c)(i) above, the Plan Trustees shall cause to be prepared and filed with the Bankruptcy Court a report containing a summary regarding the number and type of Plan Trust Asbestos Claims disposed of during the period covered by the financial statements. The Plan Trustees shall provide a copy of such report to the TAC, the Futures Representative, and Reorganized Congoleum when such report is filed.

            (iii) All materials required to be filed with the Bankruptcy Court by this Section 2.2(c) shall be available for inspection by the public in accordance with procedures established by the Bankruptcy Court and shall be filed with the Office of the United States Trustee for the District of New Jersey.

      (d) The Plan Trustees shall cause to be prepared as soon as practicable prior to the commencement of each fiscal year a budget and cash flow projections covering such fiscal year and the succeeding four fiscal years. The budget and cash flow projections shall include determining the Maximum Annual Payment pursuant to Section 2.5 of the TDP, and the Claims Payment Ratio pursuant to
Section 2.6 of the TDP. The Plan Trustees shall provide a copy of the budget and cash flow projections to the TAC and the Futures Representative.

      (e) The Plan Trustees shall consult with the TAC and the Futures Representative (i) on the general implementation and administration of the Plan Trust; (ii) on the general implementation and administration of the TDP; and
(iii) on such other matters as may be required under this Plan Trust Agreement and the TDP.

      (f) The Plan Trustees shall be required to obtain the consent of the TAC and the Futures Representative pursuant to the Consent Process set forth in
Section 5.8(b) and 6.6(b) below, in addition to any other instances elsewhere enumerated, in order:

            (i) to redetermine the Payment Percentage described in Section 2.4 of the TDP as provided in Section 4.2 of the TDP;

            (ii) to change the Claims Payment Ratio described in Section 2.6 of the TDP in the event that the requirements for such a change as set forth in said provision have been met;

            (iii) to change the Disease Levels, Scheduled Values and/or Medical/Exposure Criteria set forth in Section 5.3(a)(3) of the TDP, and/or the Average Values and/or Maximum Values set forth in Section 5.3(b)(3) and Section 5.4(a) of the TDP;

            (iv) to establish and/or to change the Claims Materials to be provided holders of Plan Trust Asbestos Claims under Section 6.1 of the TDP;

            (v) to require that claimants provide additional kinds of medical evidence pursuant to Section 7.1 of the TDP;


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            (vi) to change the form of release to be provided pursuant to
      Section 7.8 of the TDP;

            (vii) to terminate the Plan Trust pursuant to Section 7.2 below;

            (viii) to settle the liability of any insurer under any insurance policy or legal action related thereto;

            (ix) subject to Section 5.3 below, to settle either of the Avoidance Actions or any other legal action relating to the validity, enforceability or voidability of any Plan Trust Disputed Claim;

            (x) to change the compensation and/or per diem of the members of the TAC, the Futures Representative or Plan Trustees, other than to reflect cost-of-living increases or changes approved by the Bankruptcy Court as otherwise provided herein;

            (xi) to take structural or other actions to minimize any tax on the Plan Trust Assets;

            (xii) to vote the stock of the Reorganized Debtor for purposes of appointing members of the Board of Directors of the Reorganized Debtor; or

            (xiii)to acquire an interest in or to merge any asbestos claims resolution organization formed by the Plan Trust with another asbestos claims resolution organization that is not specifically created by this Plan Trust Agreement or the TDP, or to contract with another asbestos claims resolution organization or other entity that is not specifically created by this Plan Trust Agreement or the TDP, or permit any other party to join in any asbestos claims resolution organization that is formed by the Plan Trust pursuant to this Plan Trust Agreement or the TDP; provided that such merger, acquisition, contract or joinder shall not (a) subject Reorganized Congoleum, or any successors in interest thereto, to any risk of having any Plan Trust Asbestos Claim asserted against it or them, or
      (b) otherwise jeopardize the validity or enforceability of the section 524(g) injunction; and provided further that the terms of such merger will require the surviving organization to make decisions about the allowability and value of claims in accordance with Section 2.1 of the TDP which requires that such decisions be based on the provisions of the TDP.

      (g) The Plan Trustees shall meet with the TAC and the Futures Representative no less often than quarterly. The Plan Trustees shall meet in the interim with the TAC and the Futures Representative when so requested by either.

      (h) The Plan Trustees, upon notice from either the TAC or the Futures Representative, if practicable in view of pending business, shall at their next meeting with the TAC or the Futures Representative consider issues submitted by the TAC or the Futures Representative.

      (i) Periodically, but not less often than once a year, the Plan Trustees shall make available to claimants and other interested parties the number of claims by disease levels that have been resolved both by individual review and


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by arbitration, as well as by trial, indicating the amounts of the awards and the averages of the awards by jurisdiction pursuant to Section 7.10 of the TDP.

      2.3 Claims Administration. The Plan Trustees shall promptly proceed to implement the TDP.

                                   SECTION 3

                       ACCOUNTS, INVESTMENTS, AND PAYMENTS

      3.1 Accounts.

      (a) The Plan Trustees may, from time to time, create such accounts and reserves within the Plan Trust estate as they may deem necessary, prudent, or useful in order to provide for the payment of Plan Trust Expenses and payment of Plan Trust Asbestos Claims and may, with respect to any such account or reserve, restrict the use of monies therein. In addition, the Plan Trustees shall establish, as soon as practicable after the Effective Date, two separate and distinct accounts (maintained in separate banking and/or other accounts including accounts established by book entry) to be designated the "Asbestos Personal Injury Claim Sub-Account" and the "Asbestos Property Damage Claim Sub-Account," and none of the assets held in the Asbestos Personal Injury Claim Sub-Account or the Asbestos Property Damage Claim Sub-Account shall be commingled with assets held by the Plan Trust in any other account. In addition, separate books and records shall be kept with respect to each of the Asbestos Personal Injury Claim Sub-Account and the Asbestos Property Damage Claim Sub-Account.

      (b) All Plan Trust Assets and other property held by or received by the Plan Trust (other than the Asbestos Property Damage Insurance Rights and all proceeds thereof and earnings thereon), and all proceeds thereof and earnings thereon, shall be held solely in the Asbestos Personal Injury Claim Sub-Account and shall be used to pay Plan Trust PI Asbestos Claims, as well as Plan Trust Expenses and indemnification costs or expenses, in either case related to Plan Trust PI Asbestos Claims.

      (c) All amounts received by the Plan Trust in respect of the Asbestos Property Damage Insurance Rights, and all proceeds thereof and earnings thereon, shall be held solely in the Asbestos Property Damage Claim Sub-Account and shall be used to pay Allowed Asbestos Property Damage Claims, as well as Plan Trust Expenses and indemnification costs or expenses, in either case related to Asbestos Property Damage Claims. Notwithstanding the foregoing, the Plan Trustees may transfer monies from the Asbestos Property Damage Claim Sub-Account to the Asbestos Personal Injury Claim Sub-Account, from time to time, to the extent that the funds in the Asbestos Property Damage Claim Sub-Account exceed the aggregate of all unpaid Asbestos Property Damage Claims filed prior to the Asbestos Property Damage Claim Bar Date and a reasonable reserve for Plan Trust Expenses and indemnification costs or expenses, in either case related to Asbestos Property Damage Claims.

      3.2 Plan Trust Disputed Claims Reserve. Within six (6) months of the Initial Claims Filing Date (as defined in the TDP), the Plan Trustees shall create a reserve of funds for all Plan Trust Disputed Claims held by holders of


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Plan Trust PI Asbestos Claims that have not irrevocably consented or been deemed to have irrevocably consented to the Forbearance of his, her or its rights under the respective Pre-Petition Settlement Agreements or Claimant Agreement, as applicable, if any, and his, her or its rights, if any, under the Collateral Trust Agreement and the Security Agreement by failing to timely object to such Forbearance upon notice thereof in accordance with procedures established by the Bankruptcy Court pursuant to the Plan (the "Plan Trust Disputed Claims
Reserve").

      In the event that any such Plan Trust Disputed Claims and/or any lien or security interest with respect to such claims are determined by a final, non-appealable order of a court of competent jurisdiction, or by a final and binding settlement agreement approved by the Bankruptcy Court, to be valid, enforceable and unavoidable, such claims shall be entitled to treatment by the Plan Trust in accordance with the liquidated amount of such claims and any valid lien or security interest therefor, and shall be paid by the Plan Trust from the funds in the Plan Trust Disputed Claims Reserve.

      In the event that any such Plan Trust Disputed Claims are determined by a final, non-appealable order of a court of competent jurisdiction, or by a final and binding settlement agreement approved by the Bankruptcy Court, to be valid, enforceable and unavoidable, but any lien or security interest with respect to such claims such claims is found to be invalid, unenforceable and avoidable, an amount equal to the Payment Percentage times the liquidated amount of such claims shall be paid by the Plan Trust from the Plan Trust Disputed Claims Reserve. Any additional funds in the Plan Trust Disputed Claims Reserve attributable to such claims shall be made available for distribution by the Plan Trust in accordance with the terms of this Plan Trust Agreement.

      In the event that any such Plan Trust Disputed Claims are determined by a final, non-appealable order of a court of competent jurisdiction, or by a final and binding settlement agreement approved by the Bankruptcy Court, to be to be invalid, unenforceable or void, any funds in the Plan Trust Disputed Claims Reserve attributable to such claims shall be made available for distribution by the Plan Trust in accordance with the terms of this Plan Trust Agreement. As provided in Section 2.3 of the TDP, the holders of such Plan Trust Disputed Claims may file their claims with the Plan Trust for determination and treatment under the TDP in a manner consistent with such settlement or order.

      3.3 Investments. Investment of monies held in the Plan Trust shall be administered in the manner in which individuals of ordinary prudence, discretion, and judgment would act in the management of their own affairs, subject to the following limitations and provisions:

      (a) The Plan Trust shall not acquire, directly or indirectly, equity in any entity (other than Reorganized Congoleum or any successor to Reorganized Congoleum) or business enterprise if, immediately following such acquisition, the Plan Trust would hold more than 5% of the equity in such entity or business enterprise. The Plan Trust shall not hold, directly or indirectly, more than 10% of the equity in any entity (other than Reorganized Congoleum or any successor to Reorganized Congoleum) or business enterprise.

                                                           EXHIBIT D TO THE PLAN

      (b) The Plan Trust shall not acquire or hold any long-term debt securities unless (i) such securities are Plan Trust Assets under the Plan, (ii) such securities are rated "Baa" or higher by Moody's, "BBB" or higher by Standard & Poor's ("S&P's"), or have been given an equivalent investment grade rating by another nationally recognized statistical rating agency, or (iii) have been issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof.

      (c) The Plan Trust shall not acquire or hold for longer than ninety (90) days any commercial paper unless such commercial paper is rated "Prime 1" or higher by Moody's or "A 1" or higher by S&P's, or has been given an equivalent rating by another nationally recognized statistical rating agency.

      (d) Excluding any securities issued by the Debtors or Reorganized Congoleum, or transferred to the Plan Trust in accordance with the provisions of the Plan, the Plan Trust shall not acquire or hold any common or preferred stock or convertible securities unless such stock or securities are rated "A" or higher by Moody's or "A" or higher by S&P's, or have been given an equivalent investment grade rating by another nationally recognized statistical rating agency.

      (e) The Plan Trust shall not acquire any debt securities or other instruments issued by any entity (other than debt securities or other instruments issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof and other than debt securities or other instruments of Reorganized Congoleum or any successor to Reorganized Congoleum) if, following such acquisition, the aggregate market value of all debt securities and instruments issued by such entity held by the Plan Trust would exceed 2% of the aggregate value of the Plan Trust's assets. The Plan Trust shall not hold any debt securities or other instruments issued by any entity (other than debt securities or other instruments issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof and other than debt securities or other instruments of Reorganized Congoleum or any successor to Reorganized Congoleum) to the extent that the aggregate market value of all securities and instruments issued by such entity held by the Plan Trust would exceed 5% of the aggregate value of the Plan Trust's assets.

      (f) The Plan Trust shall not acquire or hold any certificates of deposit unless all publicly held, long-term debt securities, if any, of the financial institution issuing the certificate of deposit and the holding company, if any, of which such financial institution is a subsidiary, meet the standards set forth in Section 3.3(b) above.

      (g) The Plan Trust may acquire and hold any securities or instruments issued by Reorganized Congoleum or any successor to Reorganized Congoleum, or obtained as proceeds of litigation or otherwise to resolve disputes, without regard to the limitations set forth in Subsections (a)-(f) above.

      (h) The Plan Trust shall not acquire or hold any repurchase obligations unless, in the opinion of the Plan Trustees, they are adequately collateralized.

      (i) The Plan Trust shall not acquire or hold any options.

                                                           EXHIBIT D TO THE PLAN

      3.4 Source of Payments. All Plan Trust expenses and payments and all liabilities with respect to claims shall be payable solely by the Plan Trustees out of the Plan Trust Assets. Neither Congoleum, Reorganized Congoleum, their subsidiaries, any successor in interest, the present or former directors, officers, employees or agents of Congoleum, Reorganized Congoleum, nor the Plan Trustees, the TAC or Futures Representative, or any of their officers, agents, advisors, or employees shall be liable for the payment of any Plan Trust Asbestos Claim, Plan Trust Expense or any other liability of the Plan Trust.

      3.5 Payments of Allowed Asbestos Property Damage Claims.

      (a) All Asbestos Property Damage Claims filed before the Asbestos Property Damage Claim Bar Date shall be Allowed or Disallowed by a Final Order (whether such Final Order resolves a contested matter or adversary proceeding, approves a compromise or settlement or otherwise). The Plan Trust shall only be obligated to pay Asbestos Property Damage Claims that (i) were filed prior to the Asbestos Property Damage Claim Bar Date and (ii) have been Allowed (and the Plan Trust shall only be obligated to pay such Asbestos Property Damage Claims to the extent so Allowed) by a Final Order. The Plan Trust shall not make any distributions with respect to Allowed Asbestos Property Damage Claims until all Asbestos Property Damage Claims have been Allowed or Disallowed by Final Order. Any Asbestos Property Damage Claims filed after the Asbestos Property Damage Claim Bar Date shall, pursuant to the terms of the Plan, be automatically Disallowed, with no further action of any Entity.

      (b) Payments to holders of Allowed Asbestos Property Damage Claims shall be made solely from the Asbestos Property Damage Claim Sub-Account.

      (c) Subject to the terms and conditions of Section 3.5(d), with respect to any distribution in respect of Allowed Asbestos Property Damage Claims, each holder of an Allowed Asbestos Property Damage Claim shall be paid a pro rata portion of such holder's Allowed Asbestos Property Damage Claim determined by multiplying the aggregate amount of the distribution to be made by a fraction, the numerator of which is the amount of such holder's Allowed Asbestos Property Damage Claim and the denominator of which is the total of all Allowed Asbestos Property Damage Claims until the assets in the Asbestos Property Damage Claim Sub-Account are exhausted; provided that the aggregate of all distributions made hereunder to a holder of an Allowed Asbestos Property Damage Claim shall not exceed the Allowed Amount of such holder's Allowed Asbestos Property Damage Claim; and provided further that once all of the assets in the Asbestos Property Damage Claim Sub-Account have been exhausted, the Plan Trust shall have no further obligation or liability in respect of Allowed Asbestos Property Damage Claims.

      (d) The Plan Trustees shall determine the timing and the appropriate method for making payments in respect of Allowed Asbestos Property Damage Claims, subject to the requirements and general principles of this Plan Trust Agreement and the Plan. Methods for making payments in respect of Allowed Asbestos Personal Damage Claims may include payment on an installment basis. In the event that the Plan Trust faces periods of limited liquidity in the Asbestos Property Damage Claim Sub-Account, the Plan Trustees may defer, delay, limit, or suspend altogether, payments or a portion thereof in respect of Allowed Asbestos Property Damage Claims.

                                                           EXHIBIT D TO THE PLAN

      3.6 Payment of Plan Trust Expenses.

      (a) All Plan Trust Expenses and all liabilities of the Plan Trust with respect to all Asbestos Personal Injury Claims, ABI Asbestos Personal Injury Indemnity Claims, and Plan Trust Assets and earnings thereon (other than that the Asbestos Property Damage Insurance Rights and proceeds thereof and earnings thereon), shall be payable by the Plan Trust solely out of the Asbestos Personal Injury Claim Sub-Account. All Plan Trust Expenses and all liabilities with respect to Asbestos Property Damage Claims (and the Asbestos Property Damage Insurance Rights and proceeds thereof and earnings thereon) shall be payable by the Plan Trust solely out of the Asbestos Property Damage Claim Sub-Account. If Plan Trust Expenses and liabilities relate to more than one of the categories described in the preceding sentences, such Plan Trust Expenses and liabilities shall be satisfied from one or more of the accounts as determined by the Plan Trustees in their sole discretion. Notwithstanding any other provision of this Plan Trust Agreement or the Plan, the Plan Trust shall have no further liability or obligation for or in respect of Plan Trust Expenses or other liabilities relating to Asbestos Property Damage Claims once all of the assets in the Asbestos Property Damage Claim Sub-Account have been exhausted.

      (b) Notwithstanding anything in this Plan Trust Agreement or the TDP to the contrary, the Plan Trustees shall deduct from the Plan Trust Assets and shall pay such amounts as are required to pay the Plan Trust Expenses after receipt by the Plan Trustees of evidence satisfactory to them of the applicable Plan Trust Expense and provided that the Plan Trustees do not contest the amount of such Plan Trust Expense.

      3.7 Indemnification Payments. Any claim for indemnification from the Plan Trust and all costs and expenses associated therewith shall be satisfied as follows:

      (a) If an indemnification claim relates solely to or arises solely in connection with a Plan Trust PI Asbestos Claim, such claim shall be satisfied solely from assets held in the Asbestos Personal Injury Claim Sub-Account;

      (b) If an indemnification claim relates solely to or arises solely in connection with an Asbestos Property Damage Claim, such claim shall be satisfied solely from assets held in the Asbestos Property Damage Claim Sub-Account;

      (c) If an indemnification claim relates to or arises in connection with both Plan Trust PI Asbestos Claims and Asbestos Property Damage Claims, or if such indemnification claim does not clearly relate to or arise in connection with Plan Trust PI Asbestos Claims or Asbestos Property Damage Claims, such claim shall be satisfied from assets held in the Asbestos Personal Injury Claim Sub-Account and the Asbestos Property Damage Claim Sub-Account in such relative proportion as the Plan Trustees determine in their sole discretion.

Notwithstanding any other provision of this Plan Trust Agreement or the Plan, the Plan Trust shall have no further liability or obligation for or in respect of indemnification relating to or arising from Asbestos Property Damage Claims and all costs and expenses associated therewith once all of the assets in the Asbestos Property Damage Claim Sub-Account have been exhausted.

                                                           EXHIBIT D TO THE PLAN

                                   SECTION 4

                                  PLAN TRUSTEES

      4.1 Number. There shall be three (3) Plan Trustees who shall be initially those persons named on the signature page hereof, namely ___________, _____________ and ______________.

      4.2 Term of Service.

      (a) The initial Plan Trustees named pursuant to Section 4.1 above shall serve staggered terms of three (3), four (4) and five (5) years, respectively. Thereafter each term of service shall be five (5) years. The initial Plan Trustees shall serve from the Effective Date until the earlier of (i) the end of his or her term, (ii) his or her death, (iii) his or her resignation pursuant to
Section 4.2(b) below, (iv) his or her removal pursuant to Section 4.2(c) below, or (v) the termination of the Plan Trust pursuant to Section 7.2 below.

      (b) A Plan Trustee may resign at any time by written notice to the remaining Plan Trustees, the TAC and the Futures Representative. Such notice shall specify a date when such resignation shall take place, which shall not be less than ninety (90) days after the date such notice is given, where practicable.

      (c) A Plan Trustee may be removed by unanimous vote of the remaining Plan Trustees in the event that he or she becomes unable to discharge his or her duties hereunder due to accident or physical or mental deterioration, or for other good cause. Good cause shall be deemed to include, without limitation, any substantial failure to comply with the general administration provisions of
Section 2.2 above, a consistent pattern of neglect and failure to perform or participate in performing the duties of the Plan Trustees hereunder, or repeated non-attendance at scheduled meetings. Such removal shall require the approval of the Bankruptcy Court and shall take effect at such time as the Bankruptcy Court shall determine.

      4.3 Appointment of Successor Trustees.

      (a) In the event of a vacancy in the position of a Plan Trustee, whether by term expiration, resignation or removal, the remaining Plan Trustees shall consult with the TAC and the Futures Representative concerning appointment of a successor Plan Trustee. The vacancy shall be filled by the unanimous vote of the remaining Plan Trustees unless a majority of the TAC or the Futures Representative vetoes the appointment. In the event that the remaining Plan Trustees cannot agree on a successor Plan Trustee, or a majority of the TAC or the Futures Representative vetoes the appointment of a successor Plan Trustee, the Bankruptcy Court shall make the appointment. Nothing shall prevent the reappointment of a Plan Trustee for an additional term or terms.

      (b) Immediately upon the appointment of any successor Plan Trustee, all rights, titles, duties, powers and authority of the predecessor Plan Trustee hereunder shall be vested in, and undertaken by, the successor Plan Trustee without any further act. No successor Plan Trustee shall be liable personally for any act or omission of his or her predecessor Plan Trustees.

      (c) Each successor Plan Trustee shall serve until the earlier of (i) the end of a full term of five (5) years if the predecessor Plan Trustee completed his or her term, (ii) the end of the remainder of the term of the Plan Trustee whom he or she is replacing if said predecessor Plan Trustee did not complete said term, (iii) his or her death, (iv) his or her resignation pursuant to
Section 4.2(b) above, (v) his or her removal pursuant to Section 4.2(c) above, or (vi) the termination of the Plan Trust pursuant to Section 7.2 below.

      4.4 Liability of Plan Trustees, Officers and Employees. The Plan Trustees and the individuals identified as Additional Indemnitees in Section 2.1(c)(xiv) above shall not be liable to the Plan Trust, to any individual holding Plan Trust Asbestos Claim, or to any other person, except for such individual's own breach of trust committed in bad faith or willful misappropriation. In addition, the Plan Trustees and the Additional Indemnitees shall not be liable for any act or omission of any other Plan Trustee or Additional Indemnitee unless such person acted with bad faith in the selection or retention of such other Plan Trustee or Additional Indemnitee.

      4.5 Compensation and Expenses of Plan Trustees.

      (a) The Plan Trustees shall receive compensation from the Plan Trust for their services as Plan Trustees in the amount of $60,000.00 per annum, plus a per diem allowance for meetings or other Plan Trust business performed in the amount of $1,500.00. For purposes of Section 7.4 below, the Plan Trustees shall determine the scope and duration of activities that constitute a meeting and, if the Plan Trustees elect to provide for payment for activities of less than a full day's duration, may provide for partial payment of per diem amounts on a proportional basis for activities of less than a full day's duration. The per annum and per diem compensation payable to the Plan Trustees hereunder shall be reviewed every three (3) years and appropriately adjusted for changes in the cost of living. Any other changes in compensation of the Plan Trustees shall be made subject to the approval of the Bankruptcy Court.

      (b) The Plan Trust will promptly reimburse the Plan Trustees for all reasonable out-of-pocket costs and expenses incurred by the Plan Trustees in connection with the performance of their duties hereunder.

      (c) The Plan Trust shall include a description of the amounts paid under this Section 4.5 in the accounts to be filed with the Bankruptcy Court and provided to the TAC, the Futures Representative, and Reorganized Congoleum pursuant to Section 2.2(c)(i).

      4.6 Indemnification of Plan Trustees and Additional Indemnitees.

      (a) The Plan Trust shall indemnify and defend the Plan Trustees, as well as the Additional Indemnitees in the performance of their duties hereunder to the fullest extent that a corporation or trust organized under the laws of the Plan Trust's situs is from time to time entitled to indemnify and defend such persons against any and all liabilities, expenses, claims, damages or losses incurred by them in the performance of their duties. Notwithstanding the foregoing, the Plan Trustees and the Additional Indemnitees shall not be indemnified or defended in any way for any liability, expense, claim, damage, or loss for which he or she is ultimately liable under Section 4.4 above.

                                                           EXHIBIT D TO THE PLAN

      (b) Reasonable expenses, costs and fees (including attorneys' fees and costs) incurred by or on behalf of a Plan Trustee or Additional Indemnitee in connection with any action, suit, or proceeding, whether civil, administrative or arbitrative, from which they are indemnified by the Plan Trust pursuant to
Section 4.6(a) above, shall be paid by the Plan Trust in advance of the final disposition thereof upon receipt of an undertaking, by or on behalf of the Plan Trustees or Additional Indemnitee, to repay such amount in the event that it shall be determined ultimately by final order that such Plan Trustee or Additional Indemnitee is not entitled to be indemnified by the Plan Trust.

      (c) The Plan Trustees may purchase and maintain reasonable amounts and types of insurance on behalf of an individual who is or was a Plan Trustee or Additional Indemnitee, including against liability asserted against or incurred by such individual in that capacity or arising from his or her status as a Plan Trustee, TAC member, Futures Representative, officer, employee, agent or other representative.

      4.7 Plan Trustees' Lien. The Plan Trustees and the Additional Indemnitees shall have a first priority lien upon the Plan Trust Assets to secure the payment of any amounts payable to them pursuant to Section 4.6 above.

      4.8 Plan Trustees' Employment of Experts. The Plan Trustees may, but shall not be required to, retain and/or consult with counsel, accountants, appraisers, auditors and forecasters, and other parties ("Professionals") deemed by the Plan Trustees to be qualified as experts on the matters submitted to them, and the written opinion of or information provided by any such parties on any matters submitted to them by the Plan Trustees shall be full and complete authorization and protection in respect of any action taken or not taken by the Plan Trustees hereunder in good faith and in accordance with the written opinion of or information provided by any such party.

      4.9 Plan Trustees' Independence. The Plan Trustees shall not, during the term of their service, hold a financial interest in, act as attorney or agent for, or serve as any other professional for Reorganized Congoleum. Notwithstanding the foregoing, any Plan Trustee may serve, without any additional compensation other than the per diem compensation to be paid by the Plan Trust pursuant to Section 4.5(a) above, as a director of Reorganized Congoleum. No Plan Trustee shall act as an attorney for any person who holds an asbestos claim.

      4.10 Bond. The Plan Trustees shall not be required to post any bond or other form of surety or security unless otherwise ordered by the Bankruptcy Court.

                                   SECTION 5

                          PLAN TRUST ADVISORY COMMITTEE

      5.1 Members. The TAC shall consist of five (5) members, who shall initially be the persons named on the signature page hereof, namely
_________________.

      5.2 Duties. The members of the TAC shall serve in a fiduciary capacity representing all holders of present Plan Trust Asbestos Claims. Subject to
Section 5.3, below, the Plan Trustees must consult with the TAC on matters

                                                           EXHIBIT D TO THE PLAN

identified in Section 2.2(e) above and in other provisions herein, and must obtain the consent of the TAC on matters identified in Section 2.2(f) above. Where provided in the TDP, certain other actions by the Plan Trustees are also subject to the consent of the TAC.

      5.3 Consent of TAC With Respect to Avoidance Actions, etc. If the Plan Trustees seek the consent of the TAC with respect to a matter identified in
Section 2.2(f)(ix) above, a TAC member who is a Claimants' Counsel, as defined in the Claimant Agreement, or who is a member, employee or associate of a firm of such Claimants' Counsel, shall not take part in the decision of the TAC as to whether to grant such consent, or in any decision of the TAC regarding the resolution of any dispute concerning such matter pursuant to Section 7.13 below.

      5.4 Term of Office.

      (a) The initial members of the TAC appointed in accordance with Section
5.1 above shall serve staggered three-, four-, or five-year terms. Thereafter, each term of service shall be five (5) years. A member of the TAC shall serve until the earlier of (i) his or her death, (ii) his or her resignation pursuant to Section 5.4(b) below, (iii) his or her removal pursuant to Section 5.4(c) below, (iv) the end of his or her term as provided above, or (v) the termination of the Plan Trust pursuant to Section 7.2 below.

      (b) A member of the TAC may resign at any time by written notice to the other members of the TAC, the Plan Trustees and the Futures Representative. Such notice shall specify a date when such resignation shall take effect, which shall not be less than ninety (90) days after the date such notice is given, where practicable.

      (c) A member of the TAC may be removed in the event that he or she becomes unable to discharge his or her duties hereunder due to accident, physical deterioration, mental incompetence, or a consistent pattern of neglect and failure to perform or to participate in performing the duties of such member hereunder, such as repeated non-attendance at scheduled meetings, or for other good cause. Such removal shall be made at the recommendation of the remaining members of the TAC with the approval of the Bankruptcy Court.

      5.5 Appointment of Successor.

      (a) In the event of a vacancy caused by the resignation, expiration of the term, or death of a TAC member, his or her successor shall be pre-selected by the TAC member whose has resigned, is deceased or whose term has expired, or by his or her law firm in the event that such member has not pre-selected a successor. Nothing shall prevent a TAC member or his or her law firm from pre-selecting that TAC member to succeed himself or herself at the expiration of his or her term, and there shall be no limit on the number of terms that a TAC member may serve. If neither the member nor the law firm exercises the right to make such a selection, the successor shall be chosen by a majority vote of the remaining TAC members. If a majority of the remaining members cannot agree, the Bankruptcy Court shall appoint the successor. In the event of a vacancy caused by the removal of a TAC member, the remaining members of the TAC by majority vote shall name the successor. If the majority of the remaining members of the TAC cannot reach agreement, the Bankruptcy Court shall appoint the successor.

                                                           EXHIBIT D TO THE PLAN

      (b) Each successor TAC member shall serve until the earlier of (i) his or her death, (ii) his or her resignation pursuant to Section 5.4(b) above, (iii) his or her removal pursuant to Section 5.4(c) above, (iv) the expiration of his or her term pursuant to Section 5.4(a) above, or (v) the termination of the Plan Trust pursuant to Section 7.2 below.

      5.6 TAC's Employment of Professionals.

      (a) The TAC may, but is not required to, retain and/or consult Professionals deemed by the TAC to be qualified as experts on matters submitted to the TAC. The TAC and its Professionals shall at all times have complete access to the Plan Trust's officers, employees and agents, as well as to the Professionals retained by the Plan Trust, and shall also have complete access to all information generated by them or otherwise available to the Plan Trust or the Plan Trustees. In the absence of gross negligence, the written opinion of or information provided by any Professional deemed by the TAC to be qualified as an expert on the particular matter submitted to the TAC shall be full and complete authorization and protection in support of any action taken or not taken by the TAC in good faith and in accordance with the written opinion of or information provided by the Professional.

      (b) The Plan Trust shall promptly reimburse, or pay directly if so instructed, the TAC for all reasonable fees and costs associated with the TAC's employment of legal counsel pursuant to this provision in connection with the TAC's performance of its duties hereunder. The Plan Trust shall also promptly reimburse, or pay directly if so instructed, the TAC for all reasonable fees and costs associated with the TAC's employment of any other Professional pursuant to this provision in connection with the TAC's performance of its duties hereunder; provided, however, that (i) the TAC has first submitted to the Plan Trust a written request for such reimbursement setting forth the reasons (A) why the TAC desires to employ such Professional, and (B) why the TAC cannot rely on Professionals retained by the Plan Trust to meet the need of the TAC for such expertise or advice, and (ii) the Plan Trust has approved the TAC's request for reimbursement in writing. If the Plan Trust agrees to pay for the TAC Professional, such reimbursement shall be treated as a Plan Trust Expense. If the Plan Trust declines to pay for the TAC Professional, it must set forth its reasons in writing. If the TAC still desires to employ such Professional at Plan Trust expense, the TAC and/or the Plan Trustees shall resolve their dispute pursuant to Section 7.13 below.

      5.7 Compensation and Expenses of the TAC. The members of the TAC shall receive compensation from the Plan Trust for their services as TAC members in the form of a reasonable hourly rate set by the Plan Trustees for attendance at meetings or other conduct of Plan Trust business. The members of the TAC shall also be reimbursed promptly for all reasonable out-of-pocket costs and expenses incurred in connection with the performance of their duties hereunder. Such reimbursement or direct payment shall be deemed a Plan Trust Expense. The Plan Trust shall include a description of the amounts paid under this Section 5.7 in the accounts to be filed with the Bankruptcy Court and provided to the Plan Trustees, the Futures Representative, and Reorganized Congoleum pursuant to
Section 2.2(c)(i).

                                                           EXHIBIT D TO THE PLAN

      5.8 Procedures for Consultation With and Obtaining the Consent of the TAC.

      (a) Consultation Process.

      (i) In the event the Plan Trustees are required to consult with the TAC pursuant to Section 2.2(e) above or on other matters as provided herein, the Plan Trustees shall provide the TAC with written advance notice of the matter under consideration, and with all relevant information concerning the matter as is reasonably practicable under the circumstances. The Plan Trustees shall also provide the TAC with such reasonable access to the Professionals and other experts retained by the Plan Trust and its staff (if any) as the TAC may reasonably request during the time that the Plan Trustees are considering such matter, and shall also provide the TAC the opportunity, at reasonable times and for reasonable periods of time, to discuss and comment on such matter with the Plan Trustees.

      (ii) The Plan Trustees shall take into consideration the time required for the TAC, if its members so wish, to engage and consult with its own independent financial or investment advisors as to such matter.

      (b) Consent Process.

      (i) In the event the Plan Trustees are required to obtain the consent of the TAC pursuant to Section 2.2(f) above, the Trustees shall provide the TAC with a written notice stating that their consent is being sought pursuant to that provision, describing in detail the nature and scope of the action the Plan Trustees propose to take, and explaining in detail the reasons why the Plan Trustees desire to take such action. The Plan Trustees shall provide the TAC as much relevant additional information concerning the proposed action as is reasonably practicable under the circumstances. The Plan Trustees shall also provide the TAC with such reasonable access to the Professionals and other experts retained by the Plan Trust and its staff (if any) as the TAC may reasonably request during the time that the Plan Trustees are considering such action, and shall also provide the TAC the opportunity, at reasonable times and for reasonable periods of time, to discuss and comment on such action with the Plan Trustees.

      (ii) The TAC must consider in good faith and in a timely fashion any request for its consent by the Plan Trustees, and must in any event advise the Plan Trustees in writing of its consent or its objection to the proposed action within 30 days of receiving the original request for consent from the Plan Trustees. The TAC may not withhold its consent unreasonably. If the TAC decides to withhold its consent, it must explain in detail its objections to the proposed action. If the TAC does not advise the Plan Trustees in writing of its consent or its objections to the action within thirty (30) days of receiving notice regarding such request, the TAC's consent to the proposed actions shall be deemed to have been affirmatively granted.

      (iii) If, after following the procedures specified in this Section 5.8(b), the TAC continues to object to the proposed action and to withhold its consent to the proposed action, the Plan Trustees and/or the TAC shall resolve their dispute pursuant to Section 7.13. However, the burden of proof with respect to the validity of the TAC's objection and withholding of its consent shall be on the TAC.

                                                           EXHIBIT D TO THE PLAN

                                   SECTION 6

                           THE FUTURES REPRESENTATIVE

      6.1 Duties. The initial Futures Representative shall be the individual identified on the signature pages hereto, namely R. Scott Williams, Esquire. He shall serve in a fiduciary capacity, representing the interests of the holders of future Plan Trust Asbestos Claims for the purpose of protecting the rights of such persons. The Plan Trustees must consult with the Futures Representative on matters identified in Section 2.2(e) above and on certain other matters provided herein, and must obtain the consent of the Futures Representative on matters identified in Section 2.2(f) above. Where provided in the TDP, certain other actions by the Plan Trustees are also subject to the consent of the Futures Representative.

      6.2 Term of Office.

      (a) The Futures Representative shall serve until the earlier of (i) his or her death, (ii) his or her resignation pursuant to Section 6.2(b) below, (iii) his or her removal pursuant to Section 6.2(c) below, or (iv) the termination of the Plan Trust pursuant to Section 7.2 below.

      (b) The Futures Representative may resign at any time by written notice to the Plan Trustees. Such notice shall specify a date when such resignation shall take effect, which shall not be less than ninety (90) days after the date such notice is given, where practicable.

      (c) The Futures Representative may be removed by the Bankruptcy Court in the event he or she becomes unable to discharge his or her duties hereunder due to accident, physical deterioration, mental incompetence, or a consistent pattern of neglect and failure to perform or to participate in performing the duties hereunder, such as repeated non-attendance at scheduled meetings, or for other good cause.

      6.3 Appointment of Successor. A vacancy caused by death or resignation shall be filled with an individual nominated prior to the effective date of the resignation or the death by the resigning or deceased Futures Representative, and a vacancy caused by removal of the Futures Representative shall be filled with an individual nominated by the Plan Trustees in consultation with the TAC, subject to the approval of the Bankruptcy Court. In the event a majority of the Plan Trustees cannot agree, or a nominee has not been pre-selected, the successor shall be chosen by the Bankruptcy Court.

      6.4 Futures Representative's Employment of Professionals.

      (a) The Futures Representative may, but is not required to, retain and/or consult Professionals deemed by the Futures Representative to be qualified as experts on matters submitted to the Futures Representative. The Futures Representative and his or her Professionals shall at all times have complete access to the Plan Trust's officers, employees and agents, as well as to the Professionals retained by the Plan Trust, and shall also have complete access to all information generated by them or otherwise available to the Plan Trust or the Plan Trustees. In the absence of gross negligence, the written opinion of or


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                                                           EXHIBIT D TO THE PLAN

information provided by any Professional deemed by the Futures Representative to be qualified as an expert on the particular matter submitted to the Futures Representative shall be full and complete authorization and protection in support of any action taken, or not taken, by the Futures Representative in good faith and in accordance with the written opinion of or information provided by the Professional.

      (b) The Plan Trust shall promptly reimburse, or pay directly if so instructed, the Futures Representative for all reasonable fees and costs associated with the Futures Representative's employment of legal counsel pursuant to this provision in connection with the Futures Representative's performance of his or her duties hereunder. The Plan Trust shall also promptly reimburse, or pay directly if so instructed, the Futures Representative for all reasonable fees and costs associated with the Futures Representative's employment of any other Professionals pursuant to this provision in connection with the Futures Representative's performance of his or her duties hereunder; provided, however, that (i) the Futures Representative has first submitted to the Plan Trust a written request for such reimbursement setting forth the reasons (A) why the Futures Representative desires to employ the Professional, and (B) why the Futures Representative cannot rely on Professionals retained by the Plan Trust to meet the need of the Futures Representative for such expertise or advice, and (ii) the Plan Trust has approved the Futures Representative's request for reimbursement in writing. If the Plan Trust agrees to pay for the Futures Representative's Professional, such reimbursement shall be treated as a Plan Trust Expense. If the Plan Trust declines to pay for the Futures Representative's Professional, it must set forth its reasons in writing. If the Futures Representative still desires to employ the Professional at Plan Trust expense, the Futures Representative and/or the Plan Trustees shall resolve their dispute pursuant to Section 7.13 below.

      6.5 Compensation and Expenses of the Futures Representative. The Futures Representative shall receive compensation from the Plan Trust in the form of payment at the Futures Representative's normal hourly rate for services performed. The Plan Trust will promptly reimburse the Futures Representative for all reasonable out-of-pocket costs and expenses incurred by the Futures Representative in connection with the performance of his or her duties hereunder. Such reimbursement or direct payment shall be deemed a Plan Trust Expense. The Plan Trust shall include a description of the amounts paid under this Section 6.5 in the accounts to be filed with the Bankruptcy Court and provided to the Plan Trustees, the Futures Representative, and Reorganized Congoleum pursuant to Section 2.2(c)(i).


                                       21
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                                                           EXHIBIT D TO THE PLAN

      6.6 Procedures for Consultation with and Obtaining the Consent of the Futures Representative.

      (a) Consultation Process.

            (i) In the event the Plan Trustees are required to consult with the Futures Representative pursuant to Section 2.2(e) above or on any other matters specified herein, the Plan Trustees shall provide the Futures Representative with written advance notice of the matter under consideration, and with all relevant information concerning the matter as is reasonably practicable under the circumstances. The Plan Trustees shall also provide the Futures Representative with such reasonable access to Professionals and other experts retained by the Plan Trust and its staff (if any) as the Futures Representative may reasonably request during the time that the Plan Trustees are considering such matter, and shall also provide the Futures Representative the opportunity, at reasonable times and for reasonable periods of time, to discuss and comment on such matter with the Plan Trustees.

            (ii) The Plan Trustees shall take into consideration the time required for the Futures Representative, if he or she so wishes, to engage and consult with his or her own independent financial or investment advisors as to such matter.

      (b) Consent Process.

            (i) In the event the Plan Trustees are required to obtain the consent of the Futures Representative pursuant to Section 2.2(f) above, the Plan Trustees shall provide the Futures Representative with a written notice stating that his or her consent is being sought pursuant to that provision, describing in detail the nature and scope of the action the Plan Trustees propose to take, and explaining in detail the reasons why the Plan Trustees desire to take such action. The Plan Trustees shall provide the Futures Representative as much relevant additional information concerning the proposed action as is reasonably practicable under the circumstances. The Plan Trustees shall also provide the Futures Representative with such reasonable access to the Professionals and other experts retained by the Plan Trust and its staff (if any) as the Futures Representative may reasonably request during the time that the Plan Trustees are considering such action, and shall also provide the Futures Representative the opportunity, at reasonable times and for reasonable periods of time, to discuss and comment on such action with the Plan Trustees.

            (ii) The Futures Representative must consider in good faith and in a timely fashion any request for his or her consent by the Plan Trustees, and must in any event advise the Plan Trustees in writing of his or her consent or objection to the proposed action within thirty (30) days of receiving the original request for consent from the Plan Trustees. The Futures Representative may not withhold his or her consent unreasonably. If the Futures Representative decides to withhold consent, he or she must explain in detail his or her objections to the proposed action. If the Futures Representative does not advise the Plan Trustees in writing of his or her consent or objections to the proposed action within thirty (30) days of receiving the notice from the Plan Trustees regarding such consent, the Futures Representative's consent shall be deemed to have been affirmatively granted.


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                                                           EXHIBIT D TO THE PLAN

            (iii) If, after following the procedures specified in this Section 6.6(b), the Futures Representative continues to object to the proposed action and to withhold its consent to the proposed action, the Plan Trustees and/or the Futures Representative shall resolve their dispute pursuant to Section 7.13. However, the burden of proof with respect to the validity of the Futures Representative's objection and withholding of his or her consent shall be on the Futures Representative.

                                   SECTION 7

                               GENERAL PROVISIONS

      7.1 Irrevocability. The Plan Trust is irrevocable.

      7.2 Termination.

      (a) The Plan Trust shall automatically terminate on the date ninety (90) days after the first to occur of the following events (the "Termination Date"):

            (i) the Plan Trustees decide to terminate the Plan Trust because (A) they deem it unlikely that new asbestos claims will be filed against the Plan Trust, (B) all Plan Trust Asbestos Claims duly filed with the Plan Trust have been liquidated and paid to the extent provided in this Plan Trust Agreement and the TDP or have been disallowed by a final, non-appealable order, to the extent possible based upon the funds available through the Plan, and (C) twelve (12) consecutive months have elapsed during which no new asbestos claim has been filed with the Plan Trust; or

            (ii) if the Plan Trustees have procured and have in place irrevocable insurance policies and have established claims handling agreements and other necessary arrangements with suitable third parties adequate to discharge all expected remaining obligations and expenses of the Plan Trust in a manner consistent with this Plan Trust Agreement and the TDP, the date on which the Bankruptcy Court enters an order approving such insurance and other arrangements and such order becomes a final order; or

            (iii) to the extent that any rule against perpetuities shall be deemed applicable to the Plan Trust, twenty-one (21) years less ninety-one
      (91) days pass after the death of the last survivor of all of the descendants of the late Joseph P. Kennedy, Sr., father of the late President John F. Kennedy, living on the date hereof.

      (b) On the Termination Date, after payment of all the Plan Trust's liabilities have been provided for, all monies remaining in the Plan Trust estate shall be given to such organization(s) exempt from federal income tax under section 501(c)(3) of the Internal Revenue Code, which tax-exempt organization(s) shall be selected by the Plan Trustees using their reasonable discretion; provided, however, that (i) if practicable, the activities of the selected tax-exempt organization(s) shall be related to the treatment of, research on, or the relief of suffering of individuals suffering from asbestos

                                                           EXHIBIT D TO THE PLAN

related lung disorders, and (ii) the tax-exempt organization(s) shall not bear any relationship to Reorganized Congoleum within the meaning of section 468B(d)(3) of the Internal Revenue Code. Notwithstanding any contrary provision of the Plan and related documents, this Section 7.2(b) cannot be modified or amended.

      7.3 Amendments. The Plan Trustees, after consultation with the TAC and the Futures Representative, and subject to the unanimous consent of the TAC and the Futures Representative, may modify or amend this Plan Trust Agreement and the Plan Trust By-laws. The Plan Trustees, after consultation with the TAC and the Futures Representative, and subject to the consent of the TAC and the Futures Representative, may modify or amend the TDP; provided, however, that no amendment to the TDP shall be inconsistent with the provisions limiting amendments to that document provided therein, and in particular the provisions limiting amendment of the Claims Payment Ratio set forth in Section 2.6 of the TDP and of the Payment Percentage set forth in Section 4.2 of the TDP. Any modification or amendment made pursuant to this Section must be done in writing. Notwithstanding anything contained in this Plan Trust Agreement to the contrary, neither this Plan Trust Agreement, the Plan Trust Bylaws, the TDP, nor any document annexed to the foregoing shall be modified or amended in any way that could jeopardize, impair, or modify the applicability of section 524(g) of the Bankruptcy Code, the efficacy or enforceability of the injunction entered thereunder, or the Plan Trust's qualified settlement fund status under section 468B of the Internal Revenue Code.

      7.4 Meetings. The Plan Trustees, the TAC, and the Futures Representative shall be deemed to have attended a meeting in the event such person spends a substantial portion of the day conferring, in person or by telephone conference call, on Plan Trust matters with the TAC, the Futures Representative, or Plan Trustees, as applicable. The Plan Trustees, the TAC and the Futures Representative shall have complete discretion to determine whether a meeting, as described herein, occurred for purposes of Sections 4.5, 5.7, and 6.5 above.

      7.5 Severability. Should any provision in this Plan Trust Agreement be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any and all other provisions of this Plan Trust Agreement.

      7.6 Notices. Notices to persons asserting claims shall be given by first class mail, postage prepaid, at the address of such person, or, where applicable, such person's legal representative, in each case as provided on such person's claim form submitted to the Plan Trust with respect to his or her Plan Trust Asbestos Claim.

      (a) Any notices or other communications required or permitted hereunder to the following parties shall be in writing and delivered at the addresses designated below, or sent by electronic mail (email) or facsimile pursuant to the instructions listed below, or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows, or to such other address or addresses as may hereafter be furnished in writing to each of the other parties listed below in compliance with the terms hereof.

      To the Plan Trust through the Plan Trustees:

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                                                           EXHIBIT D TO THE PLAN

      To the TAC:


      To the Futures Representative:

            R. Scott Williams
            Haskell Slaughter Young & Rediker, LLC
            1400 Park Place Tower
            2001 Park Place North
            Birmingham, AL  35203
            Fax:(205) 324-1133

      To Debtors, Settlors, or Reorganized Debtors:

            Congoleum Corporation
            3500 Quakerbridge Road
            P.O. Box 3127
            Mercerville, NJ  08619-0127
            Attention: Roger Marcus
            Fax: 609-584-3685

            Congoleum Sales, Inc.
            c/o Congoleum Corporation
            3500 Quakerbridge Road
            P.O. Box 3127
            Mercerville, NJ  08619-0127
            Attention: Roger Marcus
            Fax: 609-584-3685

            Congoleum Fiscal, Inc.
            c/o Congoleum Corporation
            3500 Quakerbridge Road
            P.O. Box 3127
            Mercerville, NJ  08619-0127
            Attention: Roger Marcus
            Fax: 609-584-3685

      With a copy to (which copy shall not constitute notice):

            Richard L. Epling, Esq.
            Pillsbury Winthrop Shaw Pittman LLP
            1540 Broadway
            New York, NY  10036-4039
            Fax: 212-858-1500

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                                                           EXHIBIT D TO THE PLAN

      (b) All such notices and communications if mailed shall be effective when physically delivered at the designated addresses or, if electronically transmitted, when the communication is received at the designated addresses and confirmed by the recipient by return transmission.

      7.7 Successors and Assigns. The provisions of this Plan Trust Agreement shall be binding upon and inure to the benefit of Congoleum, the Plan Trust, the Plan Trustees and Reorganized Congoleum, and their respective successors and assigns, except that neither Congoleum, the Plan Trust, the Plan nor Reorganized Congoleum may assign or otherwise transfer any of its, or their, rights or obligations under this Plan Trust Agreement except, in the case of the Plan Trust and the Plan Trustees, as contemplated by Section 2.1 above.

      7.8 Limitation on Claim Interests for Securities Laws Purposes. Plan Trust Asbestos Claims, and any interests therein (a) shall not be assigned, conveyed, hypothecated, pledged or otherwise transferred, voluntarily or involuntarily, directly or indirectly, except by will or under the laws of descent and distribution; (b) shall not be evidenced by a certificate or other instrument;
(c) shall not possess any voting rights; and (d) shall not be entitled to receive any dividends or interest; provided, however, that clause (a) of this
Section 7.8 shall not apply to the holder of a claim that is subrogated to a Plan Trust Asbestos Claim as a result of its satisfaction of such Plan Trust Asbestos Claim.

      7.9 Entire Agreement; No Waiver. The entire agreement of the parties relating to the subject matter of this Plan Trust Agreement is contained herein and in the documents referred to herein, and this Plan Trust Agreement and such documents supersede any prior oral or written agreements concerning the subject matter hereof. No failure to exercise or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of rights under law or in equity.

      7.10 Headings. The headings used in this Plan Trust Agreement are inserted for convenience only and do not constitute a portion of this Plan Trust Agreement, nor in any manner affect the construction of the provisions of this Plan Trust Agreement.

      7.11 Governing Law. This Plan Trust Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey without regard to New Jersey conflict of law principles.

      7.12 Settlor Representative and Cooperation. Congoleum is hereby irrevocably designated as the Settlor, and it is hereby authorized to take any action required of the Settlor in connection with the Plan Trust Agreement. Congoleum agrees to cooperate in implementing the goals and objectives of this Plan Trust.

      7.13 Dispute Resolution. Any disputes that arise under this Plan Trust Agreement or under the TDP shall be resolved by submission of the matter to an alternative dispute resolution ("ADR") process mutually agreeable to the parties involved. Should any party to the ADR process be dissatisfied with the decision of the arbitrator(s), that party may apply to the Bankruptcy Court for a judicial determination of the matter. In either case, if the dispute arose

                                                           EXHIBIT D TO THE PLAN

pursuant to the consent provision set forth in Section 5.8(b) (in the case of the TAC) or Section 6.6(b) (in the case of the Futures Representative), the burden of proof shall be on the party or parties who withheld consent to show that the objection was valid. Should the dispute not be resolved by ADR process within thirty (30) days after submission, the parties are relieved of the requirement to pursue ADR prior to application to the Bankruptcy Court. Notwithstanding anything else herein contained, to the extent any provision of this Plan Trust Agreement is inconsistent with any provision of the Plan or the TDP, the Plan or the TDP shall control.

      7.14 Enforcement and Administration. The provisions of this Plan Trust Agreement and the TDP attached hereto shall be enforced by the Bankruptcy Court pursuant to the Plan. The parties hereby further acknowledge and agree that the Bankruptcy Court shall have exclusive jurisdiction over the settlement of the accounts of the Plan Trustees and over any disputes hereunder not resolved by alternative dispute resolution in accordance with Section 7.13 above.

      7.15 Effectiveness. This Plan Trust Agreement shall not become effective until it has been executed and delivered by all the parties hereto.

      7.16 Counterpart Signatures. This Plan Trust Agreement may be executed in any number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties have executed this Plan Trust Agreement this _____ day of ________________________, _______.


                              CONGOLEUM CORPORATION, SETTLOR, by

                              Name:
                                   -------------------------------------

                              Title:
                                   ------------------------------------


                              CONGOLEUM SALES, INC., SETTLOR, by

                              Name:
                                    ------------------------------------

                              Title:
                                    ------------------------------------


                              CONGOLEUM FISCAL, INC., SETTLOR, by

                              Name:
                                    ------------------------------------

                              Title:
                                    ------------------------------------

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                                                           EXHIBIT D TO THE PLAN

                              PLAN TRUSTEES


                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------


                              ASBESTOS CLAIMANTS' COMMITTEE


                              ------------------------------------------


                              TRUST ADVISORY COMMITTEE


                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------

                              ------------------------------------------


                              FUTURES REPRESENTATIVE


                              ------------------------------------------
                              R. Scott Williams, Esq.